UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2003


                             NACCO INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          1-9172                                        34-1505819
   (Commission File Number)                 (IRS Employer Identification Number)

   5875 Landerbrook Drive, Mayfield Heights, OH                   44124-4017
   (Address of Principal Executive Offices)                       (Zip Code)

                                  (440)449-9600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On May 5, 2003, NACCO Industries, Inc. mailed a booklet to its stockholders entitled "CEO Perspectives", authored by Alfred M. Rankin, Jr., Chairman, President and Chief Executive Officer of NACCO Industries, Inc. A copy of such booklet is attached as Exhibit 99 to this Current Report on Form 8-K. The booklet contains a brief letter to stockholders and edited reprints of articles originally published in NACCO's annual reports from 1991 through 1995. Each article contained in the CEO Perspectives booklet speaks as of the date of its original publication and NACCO has not modified or updated any article to reflect subsequent events or developments. For a discussion of events and developments subsequent to the date of original publication of each article, see NACCO's annual reports on Form 10-K, quarterly reports on Form 10-Q and the other documents and reports NACCO filed with the Securities and Exchange Commission subsequent to those dates. Each statement in each article will be deemed to have been modified or superseded to the extent that a statement contained in any document or report that NACCO subsequently filed with the SEC modifies or supercedes that statement.

ITEM 7.  FINANCIAL STATMENTES, PRO FORM  FINANCIAL INFORMATION AND EXHIBITS

     (c)        Exhibits.
                ---------

                99  CEO Perspectives

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   NACCO INDUSTRIES, INC.



                                   By: /s/ Charles A. Bittenbender
                                       Name:   Charles A. Bittenbender
                                       Title:  Vice President, General Counsel
                                                 and Secretary

Date:  May 8, 2003

                                 EXHIBIT INDEX

Exhibit No      Description
----------      -----------

    99          CEO Perspectives